                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                               SUCCESSORIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                               SUCCESSORIES, INC.


                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 24, 2001

To the Shareholders of Successories, Inc.:

         Notice is hereby given that the annual meeting of shareholders of Successories, Inc., an Illinois corporation (the "Company"), will be held at Stonebridge Country Club, 2705 Stonebridge Boulevard, Aurora, Illinois 60504 on Tuesday, July 24, 2001 at 10:00 a.m., Central Daylight Savings Time, for the purpose of considering and voting upon the following matters:

                  1. Election of three (3) Class III directors for the terms specified in the proxy statement or until their successors are elected and qualified;

                  2. Amendment of the Company's Stock Option Plan;

                  3. Ratification of the appointment of Crowe, Chizek and Company LLP as the Company's independent accountants for the fiscal year ending February 2, 2002; and

                  4. The transaction of such other business as may properly come before the meeting, including whether or not to adjourn the meeting, and any adjournment of the meeting.

         Shareholders of record as of the close of business on June 1, 2001 will be entitled to vote at the annual meeting and at any adjournment thereof. Shares should be represented as fully as possible, since a majority is required to constitute a quorum for the taking of action at the meeting.

         Please complete, sign, date and mail the accompanying proxy in the enclosed self-addressed, postage paid envelope, whether or not you expect to attend the meeting in person. You may revoke your proxy at the meeting should you be present and desire to vote your shares in person, and you may revoke your proxy for any reason at any time prior to the voting thereof, either by written revocation prior to the meeting or by appearing at the meeting and voting in person. Your cooperation is respectfully solicited.

                                             By Order of the Board of Directors,





                                             GREGORY J. NOWAK
                                             Secretary

Aurora, Illinois
June 4, 2001

                               SUCCESSORIES, INC.
                                 2520 DIEHL ROAD
                             AURORA, ILLINOIS 60504
                                  630-820-7200

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 24, 2001

SOLICITATION AND VOTING OF PROXIES; COST OF PROXY SOLICITATION

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Successories, Inc. (the "Company") in connection with the annual meeting of shareholders to be held on Tuesday, July 24, 2001 at 10:00 a.m., Central Daylight Savings Time, and any adjournment thereof ("Annual Meeting"), at Stonebridge Country Club, 2705 Stonebridge Boulevard, Aurora, Illinois 60504.

         Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHEN NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR EACH OF THE PROPOSALS.

         Other than the matters listed in the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the meeting.

         The cost of proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, certain officers and other regular employees of the Company may devote part of their time (but will not be specifically compensated therefor) to solicitation by telegraph, telephone or in person. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

         The Company's Annual Report on Form 10-K, including audited consolidated financial statements for the fiscal year ended February 3, 2001, this proxy statement and a proxy card are first being mailed or delivered to record holders on or about June 4, 2001.

VOTING SECURITIES AND SHAREHOLDERS ENTITLED TO VOTE

         The close of business on June 1, 2001 has been set as the record date for determining the holders of common stock, $.01 par value ("Common Stock"), of the Company entitled to notice of and to vote at the Annual Meeting.

         As of May 1, 2001, the Company had an aggregate of 10,360,615 outstanding voting securities consisting of 9,212,019 shares of Common Stock, 503,092 shares of Series A Convertible Preferred Stock, $.01 par value, which are convertible into 503,092 shares of Common Stock, and 101,667 shares of Series B Convertible Preferred Stock, $.01 par value, which are convertible into 645,504 shares of Common Stock.

         Presence in person or represented by proxy of holders of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. If a quorum is present, the affirmative vote of the majority of shares present or represented by proxy at the Annual Meeting is required for the taking of any action by the shareholders. Proxies received from shareholders in proper form will be voted at the meeting and, if specified, as directed by the shareholder. Unless contrary instructions are given, the proxy will be voted at the meeting for the election of each of the nominees for Class III Director, as set forth below, for amendment of the Company's Stock Option Plan, for ratification of the appointment of Crowe, Chizek and Company LLP as the Company's independent public accountants for the fiscal year ending February 2, 2002, and, in accordance with the best judgment of the holders of the proxies, on any other business which may properly come before the meeting and be submitted to a vote of the shareholders. Shares represented by proxies which are marked "withhold for all" with respect to the election of one or more nominees for election as directors WILL NOT be counted as votes cast in determining whether a majority vote was obtained on such matter. Proxies which are marked "abstain" on other proposals will be counted as present and entitled to vote and have the effect of voting AGAINST the proposal. With respect to brokers who have returned proxies but are prohibited from exercising discretionary voting authority for shares owned by beneficial owners who have not returned voting instructions to the brokers, those shares also WILL NOT be counted as votes cast. Abstentions and broker non-votes are counted as shares present for the purpose of determining whether the shares represented at the meeting constitute a quorum. In the event that there are not sufficient votes for a quorum at the time of the meeting, the meeting may be adjourned in order to permit the further solicitation of proxies.

         Your vote is important. Because many shareholders may not be able to personally attend the meeting, it is necessary that a large number be represented by proxy. Prompt return of your proxy card in the postage-paid envelope provided will be appreciated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS OR EXECUTIVE OFFICERS

         The following table sets forth, with respect to the Company's Common Stock, all persons known to be the beneficial owner of more than 5% of the Company's Common Stock as of May 1, 2001.


                                            NUMBER OF SHARES OWNED AND
         BENEFICIAL OWNER                NATURE OF BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS
         -----------------------------   ---------------------------------   ----------------
         Jack Miller..................             2,777,056(2)                    27.9%
         Arnold M. Anderson...........               713,890(3)                     7.5%
         Corbin & Company.............               659,150(4)                     7.2%
         R. Scott Morrison, Jr........               531,025(5)                     5.8%
         Dimensional Fund Advisors....               514,500(6)                     5.6%

------------------
(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.

(2) The Jack Miller Family Limited Partnership #1, of which the general partner is the Jack Miller Trust dated January 18, 1984 and the sole trustee of the trust is Jack Miller, owns (i) 1,777,758 shares; (ii) 412,371 shares of Series A Convertible Preferred Stock, par value $.01 per share, of the Company, which as of May 1, 2001 are convertible into 412,371 shares of the Company's Common Stock; and (iii) 50,000 shares of Series B Convertible Preferred Stock, par value $.01 per share, of the Company, which as of May 1, 2001 are convertible into 317,460 shares of the Company's Common Stock. The address of The Jack Miller Limited Partnership #1 is 475 Half Day Road, Suite 100, Lincolnshire, Illinois 60069. Includes 255,136 shares held in trust by Mr. Miller, as trustee, as to which Mr. Miller has sole voting and investment power; includes 5,331 shares held by Goldie Wolfe (his wife); and 9,000 shares subject to immediately exercisable options.

(3) Includes 285,000 shares subject to immediately exercisable options and warrants; 80,290 shares held by Peggy Anderson (his wife); 133,600 shares held in trust by Peggy Anderson as trustee, as to which Mr. Anderson has sole voting and investment power; and 2,400 shares held in the name of his son, Blayke Anderson. Mr. Anderson's address is c/o Successories, Inc., 2520 Diehl Road, Aurora, Illinois 60504.

(4) According to a Schedule 13G/A dated January 10, 2001 and filed with the Securities and Exchange Commission (the "SEC"), Corbin & Company, a registered investment advisor, had shared voting and shared dispositive power over 659,150 shares. The address of Corbin & Company is 6300 Ridglea Place, Suite 1111, Fort Worth, Texas 76116.

(5) Includes 346,025 shares held in trust by Mr. Morrison as trustee, as to which Mr. Morrison has sole voting and investment power; 105,000 shares held by Mr. Morrison as trustee for a family limited partnership; 75,000 shares held in Trust by Norma A. Morrison (his wife) and 5,000 shares subject to immediately exercisable options. Mr. Morrison's address is c/o Morrison Properties, 243 N.E. Fifth Avenue, Delray Beach, Florida 33483.

(6) According to a Schedule 13G dated February 2, 2001 and filed with the SEC, Dimensional Fund Advisors, a registered investment advisor, had sole voting and sole dispositive power over 514,500 shares. The address of Dimensional Fund Advisors is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

         The following table sets forth, as of May 1, 2001, information with respect to the shares of Common Stock beneficially owned by: (i) each director and director nominee; (ii) the Chief Executive Officer; (iii) the other most highly compensated executive officers (the "Named Executive Officers"); and (iv) all directors and executive officers as a group.


                                                NUMBER OF SHARES OWNED AND
                                                   NATURE OF BENEFICIAL
                      BENEFICIAL OWNER                 OWNERSHIP(1)           PERCENT OF CLASS +
             --------------------------------   --------------------------    ------------------
             Arnold M. Anderson..............          713,890(2)                     7.5%
             Howard I. Bernstein.............          130,273(3)                     1.4
             John C. Carroll.................            6,000(4)                      *
             John F. Halpin..................           33,714(5)                      *
             Lawrence A. Hodges..............            2,500(6)                      *
             Leslie Nathanson Juris..........            7,500(7)                      *
             Michael H. McKee................          151,592(8)                     1.6
             Jack Miller.....................        2,777,056(9)                    27.9
             R. Scott Morrison, Jr...........           531,025(10)                   5.8
             Gary J. Rovansek................            99,356(11)                   1.1
                                                    -----------                     -----
             All of the directors and
                executive officers as a group
                (13 persons).................         4,458,435(12)                  45.6%
                                                    ===========                     =====

------------------
+ Includes number of shares of Common Stock into which Convertible Preferred Stock could be converted.

* Percentage represents less than 1% of the total shares of Common Stock outstanding as of May 1, 2001.

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.

(2) See note 3 to the previous beneficial ownership table regarding nature of stock ownership.

(3) The Howard I. Bernstein Declaration of Trust Dated 4/28/87, of which Mr. Bernstein is trustee, owns (i) 45,299 shares and (ii) 82,474 shares of Series A Convertible Preferred Stock, par value $.01 per share, of the Company, which as of May 1, 2001, are convertible into 82,474 shares of the Company's Common Stock. Includes 2,500 shares subject to immediately exercisable options.

(4)      Includes 6,000 shares subject to immediately exercisable options.

(5)      Includes 31,714 shares subject to immediately exercisable options.

(6)      Includes 2,500 shares subject to immediately exercisable options.

(7) Includes 5,000 shares held in trust by Leslie Nathanson Juris and 2,500 shares subject to immediately exercisable options.

(8) Includes 8,844 shares held by Michael H. McKee; 25,918 shares held by Michael McKee and Cassandra McKee (his wife) as joint tenants; 330 shares held by Cassandra McKee; and 116,500 shares subject to immediately exercisable options.

(9) See note 2 to the previous beneficial ownership table regarding nature of stock ownership.

(10) See note 5 to the previous beneficial ownership table regarding nature of stock ownership.

(11) Includes 1,667 shares of Series B Convertible Preferred Stock, par value $.01 per shares, of the Company, which as of May 1, 2001, are convertible into 10,584 shares of the Company's Common Stock; also includes 66,400 shares subject to immediately exercisable options.

(12) Includes 560,114 shares subject to options and warrants exercisable within 60 days.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Company's Board of Directors consists of seven members divided into three classes who are elected to hold office for staggered three-year terms as provided in the Company's Articles of Incorporation. The three persons currently serving as Class III Directors have been nominated for election at this Annual Meeting of Shareholders to serve for a three-year term to end at the annual meeting of shareholders to be held in 2004. The term of those persons currently serving as Class I Directors expires at the annual shareholder meeting to be held in 2002; the term of Class II Directors expires at the annual shareholder meeting to be held in 2003.

         The three persons named below, all currently serving as Class III Directors, have been nominated for re-election as Class III Directors to serve for a term to end at the annual meeting of shareholders in the year 2004, or until their successors are elected and qualified. All of the nominees have indicated a willingness to serve and the Board of Directors has no reason to believe that any of the nominees will not be available for election. However, if any of the nominees are not available for election, proxies may be voted for the election of other persons selected by the Board of Directors. Proxies cannot, however, be voted for a greater number of persons than three. To be elected as a director, each nominee must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting. Shareholders of the Company have no cumulative voting rights with respect to the election of directors.

         The names, ages and certain background information of the persons serving on the Board of Directors of the Company, including the Director Nominees, are set forth below.


                                              TERM      DIRECTOR                 PRINCIPAL OCCUPATION
    NOMINEES FOR DIRECTOR:         AGE       EXPIRES     SINCE                   FOR LAST FIVE YEARS
----------------------------     -------    ---------  ---------- --------------------------------------------------
Arnold M. Anderson                 56         2001        1990    Founder of the Company and Chairman Emeritus
                                                                  since October 18, 1999; prior thereto, Chairman
                                                                  of the Board, Director and Chief Executive
                                                                  Officer since June 1998; prior thereto, Chairman
                                                                  of the Board and Director for the Company since
                                                                  May 1997; prior thereto, Chief Executive Officer,
                                                                  President, Chairman of the Board and Director for
                                                                  the Company and its predecessor since
                                                                  October 1990; prior thereto, Chairman and
                                                                  President of the predecessors to the Company's
                                                                  subsidiaries.

Jack Miller (1)(2)(4)              72         2001        1999    Chairman of the Board of the Company since
                                                                  October 1999; prior thereto, Founder, President
                                                                  and Chief Executive Officer of Quill Corporation
                                                                  from June 1956 to January 31, 2000.

Gary J. Rovansek (1)               58         2001        1998    President and Chief Executive Officer of the
                                                                  Company since October 18, 1999; prior thereto,
                                                                  President and Chief Operating Officer since
                                                                  November 1998; prior thereto, President and
                                                                  Director of J.C. Whitney & Co, an automotive
                                                                  products company, since January 1994; prior
                                                                  thereto, President of Horticulture Division of
                                                                  Foster & Gallagher, Inc. since 1993; prior
                                                                  thereto, President of Reliable Corporation, an
                                                                  office products supplier, since 1988.


                                              TERM      DIRECTOR                 PRINCIPAL OCCUPATION
     CONTINUING DIRECTORS:         AGE       EXPIRES     SINCE                   FOR LAST FIVE YEARS
----------------------------     -------    ---------  ---------- --------------------------------------------------
Howard I. Bernstein (2)(3)          71        2002        1999    Director and President of Howard I. Bernstein,
                                                                  LTD, a consulting firm specializing in finance,
                                                                  mergers and acquisitions, since 1987. Director
                                                                  of J.H. Chapman Group, LTD. and J.H. Chapman
                                                                  Group, LLC.

Lawrence A. Hodges (2)              52        2002        2000    President and Chief Executive Officer of
                                                                  Mrs. Fields Original Cookies, Inc., a premium
                                                                  snack-food provider, since March 1994, and a
                                                                  Director since April 1993. Director of Ameristar
                                                                  Casinos, Inc. and Coinstar, Inc.

Leslie Nathanson Juris              54        2003        2000    Founding partner of Roberts, Nathanson & Wolfson,
                                                                  a consulting firm specializing in implementing
                                                                  strategy and managing complex organizational
                                                                  change. Prior to January 1, 1999, managing
                                                                  director of Roberts, Nathanson & Wolfson, a
                                                                  position held for more than the past five years.
                                                                  Director of Paul Harris Stores, Inc.

R. Scott Morrison, Jr. (3)(4)       61        2003        1999    Real estate developer and owner, operator and
                                                                  investor in various hotel products and real
                                                                  estate entities since 1988. Co-founder of and an
                                                                  investor in the Extended Stay America national
                                                                  hotel chain.

------------------
(1)     Member of the Executive Committee.
(2)     Member of the Audit Committee.
(3)     Member of the Compensation and Stock Option Committee.
(4)     Member of the Director Nominating Committee.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE.

BOARD COMMITTEES

         Members of the Company's Board of Directors have been appointed to serve on various committees of the Board. The Board of Directors currently has four standing committees: (1) the Audit Committee; (2) the Compensation and Stock Option Committee; (3) the Director Nominating Committee; and (4) the Executive Committee.

         The Board held eight meetings during the fiscal year ended February 3, 2001. All directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by each committee of the Board on which such directors served.

         Audit Committee. The Audit Committee held three meetings during the fiscal year ended February 3, 2001. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of accounting internal controls; and the Company's accounting and financial reporting processes generally. The Audit Committee operates under a written charter adopted by the Board, which is attached to this proxy statement as Appendix A. Messrs. Bernstein, Hodges and Miller, who are each "independent directors" as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, are members of this Committee.

         Compensation and Stock Option Committee. The Compensation and Stock Option Committee held five meetings during the fiscal year ended February 3, 2001. This Committee is responsible for annually reviewing the salaries and bonuses of all executive officers and administering the Company's Stock Option Plan. Messrs. Bernstein and Morrison are members of this Committee.

         Director Nominating Committee. The Director Nominating Committee held no meetings during the fiscal year ended February 3, 2001. This Committee is responsible for reviewing candidates for appointment or election to the Board. Messrs. Miller and Morrison are members of this Committee. The Committee will consider nominees recommended by security holders provided such recommendations are submitted to the Committee in writing.

         Executive Committee. The Executive Committee held no meetings during the fiscal year ended February 3, 2001. This Committee is responsible for making decisions in lieu of the full Board when necessary. Messrs. Miller and Rovansek are members of this Committee.

DIRECTOR COMPENSATION

         Each non-employee director receives cash compensation in the amount of $1,000 plus travel-related expenses for each meeting attended. In addition, each non-employee director receives an annual option grant to acquire 4,000 shares of Common Stock at the closing bid price on the Nasdaq National Market on the date of the Company's Annual Meeting of Shareholders pursuant to the Company's Option Plan. However, assuming that the amendments to the Option Plan being proposed at the Annual Meeting are approved by the shareholders, beginning in fiscal 2002, each non-employee director will, in lieu of receiving an annual option award, receive an annual grant of shares of the Company's Common Stock pursuant to the Option Plan equal in value to a total of $20,000, paid in quarterly installments, at a price equal to the trailing 10-day average closing price of the Company's Common Stock on the Nasdaq National Market prior to the end of the quarter for which such shares are issued. In addition, non-employee directors receive $500 plus reimbursement for travel-related expenses for attending each meeting of committees of the Board on which they serve.

         Also, beginning in fiscal 2002, Mr. Jack Miller, the Chairman of the Board of Directors, in addition to the compensation paid to non-employee directors described above, pursuant to a retainer agreement with the Company dated as of April 17, 2001, is entitled to receive an annual retainer payable in shares of the Company's Common Stock under the Company's Stock Option Plan equal in value to a total of $100,000, paid in quarterly installments, at a price equal to the trailing 10-day average closing price of the Company's Common Stock on the Nasdaq National Market prior to the end of the quarter for which such shares are issued. Mr. Miller will also be entitled to receive a bonus payable in shares of Common Stock, as determined by the Board of Directors. Please see "Transactions with Certain Related Persons" for a description of Mr. Miller's retainer agreement.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table includes, for each of the fiscal years ended February 3, 2001, January 29, 2000 and January 30, 1999, individual compensation for services to the Company and its subsidiaries paid or awarded to, or earned by: (i) the Chief Executive Officer of the Company at February 3, 2001; and (ii) the four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") who served as such during the fiscal year ended February 3, 2001. The fiscal year ended February 3, 2001 had 53 weeks compared to 52 weeks for the fiscal year ended January 29, 2000.



                                                                                    LONG TERM
                                                                                   COMPENSATION
                                                 ANNUAL COMPENSATION                  AWARDS
                                       ----------------------------------------- ---------------
                                                                  OTHER ANNUAL      SECURITIES       ALL OTHER
    NAME AND PRINCIPAL                                BONUS       COMPENSATION      UNDERLYING      COMPENSATION
         POSITIONS            YEAR     SALARY ($)       ($)           ($)           OPTIONS (#)          ($)
-------------------------   ---------  ----------  ------------ ---------------- --------------- ---------------
Gary J. Rovansek.........     2001      229,328       45,224          --            55,000(1)        2,660(2)
   President and Chief        2000      225,000           --          --                --             223(2)
   Executive Officer          1999(3)    38,942           --          --           100,000(4)          500(2)

Arnold M. Anderson.......     2001      229,328       45,224          --             5,000(16)      12,100(6)
   Founder and                2000      225,000           --          --                --           1,312(6)
   Chairman Emeritus          1999(5)   203,846           --          --                --             730(6)

Michael H. McKee.........     2001      193,077       30,224          --                             6,200(9)
   Senior Vice President                                                             5,000(16)
   and Creative               2000      150,000           --          --            85,000(7)           --
   Director                   1999      150,000       10,000(8)       --                --           1,177(9)

John C. Carroll..........     2001      134,981(10)   31,396          --            35,000(11)          --
   Senior Vice
   President,
   Chief Operating
   Officer and Chief
   Financial Officer

John F. Halpin...........     2001      137,789       26,999          --             5,000(16)       1,585(15)
   Senior Vice President,     2000      130,000           --          --            10,000(12)       1,500(15)
   Direct Marketing           1999      130,000       10,000(13)      --            15,000(14)       1,510(15)
   Division

------------------
(1) Includes options to purchase 25,000 shares of Common Stock each granted on July 25, 2000 and March 30, 2001, and options to purchase 5,000 shares of Common Stock granted on April 5, 2001, pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing July 25, 2001, March 30, 2002 and April 1, 2002, respectively, and expiring July 25, 2010, March 30, 2011 and April 1, 2011, respectively.
(2) Represents matching contributions to the Company's 401(k) plan for the benefit of the executive officer of $2,100, $173 and $0 for 2001, 2000 and 1999, respectively; and club membership fees of $560, $50 and $500 for 2001, 2000 and 1999, respectively.
(3) Represents amounts paid to Mr. Rovansek since he became employed by the Company on November 30, 1998. Mr. Rovansek became the President and Chief Executive Officer on October 18, 1999.
(4) Includes options to purchase 80,000 shares of Common Stock granted November 30, 1998 pursuant to the Company's Stock Option Plan; such options vest and become exercisable as follows: 42% after one year, 83% after two years and 100% after three years. Vesting commences on November 30, 1999 and the options expire on November 30, 2008. Includes options to purchase 20,000 shares of Common Stock granted November 30, 1998 separate and aside from the Company's Stock Option Plan; such options vest and become exercisable on November 30, 2001 and expire on November 30, 2008.
(5)     Mr. Anderson became Founder and Chairman Emeritus on October 18, 1999.
(6) Represents (i) forgiveness of $10,000 in principal on a Second Amended and Restated Promissory Note dated December 9, 1999, (ii) matching contributions to the Company's 401(k) plan for the benefit of the executive officer of

        $2,100, $1,212, and $0 for 2001, 2000 and 1999, respectively; and (iii)
        club membership dues of $0, $100 and $730 for 2001, 2000 and 1999, respectively.
(7) Includes options to purchase 5,000 shares of Common Stock granted April 8, 1999 pursuant to the Company's Stock Option plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 8, 2000 and expiring April 8, 2009. Includes options to purchase 5,000 shares of Common Stock granted April 8, 1999 separate and aside from the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 8, 2000 and expiring April 8, 2009. Includes options to purchase 75,000 shares of Common Stock granted June 1, 1999 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing June 1, 2000 and expiring June 1, 2009.
(8)     In lieu of an increase in his base salary, Mr. McKee received a bonus.
(9) Represents (i) forgiveness of $5,000 in principal on an Amended and Restated Promissory Note dated December 9, 1999, (ii) matching contributions to the Company's 401(k) plan made by the Company for the benefit of the executive officer of $1,200, $0 and $1,177 for 2001, 2000 and 1999, respectively.
(10) Represents amounts paid to Mr. Carroll since he became employed by the Company on April 6, 2000.
(11) Represents options granted April 6, 2000 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 6, 2001 and expiring April 6, 2010.
(12) Includes options to purchase 5,000 shares of Common Stock granted April 8, 1999 pursuant to the Company's Stock Option plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 8, 2000 and expiring April 8, 2009. Includes options to purchase 5,000 shares of Common Stock granted April 8, 1999 separate and aside from the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 8, 2000 and expiring April 8, 2009.
(13) Sign-on bonus for Mr. Halpin. Sign-on bonus relates to fiscal year ended 1997.
(14) Represents options granted October 1, 1998 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing October 1, 1999, and expire on October 1, 2008.
(15) Represents matching contributions to the Company's 401(k) plan made by the Company for the benefit of the executive officer.
(16) Represents options granted on April 5, 2001 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 1, 2002 and expiring on April 1, 2011.

OPTION GRANTS IN LAST FISCAL YEAR

         The table below sets forth certain information with respect to options granted to the Named Executive Officers during the fiscal year ended February 3, 2001.


                                                                                                   POTENTIAL
                                                                                                  REALIZABLE
                                                                                               VALUE AT ASSUMED
                                                                                                ANNUAL RATES OF
                                                                                                  STOCK PRICE
                               NUMBER OF      PERCENT OF TOTAL                                 APPRECIATION FOR
                               SECURITIES     OPTIONS GRANTED     EXERCISE OR                   OPTION TERM ($)
                               UNDERLYING     TO EMPLOYEES IN     BASE PRICE     EXPIRATION   -------------------
                               OPTIONS (#)     FISCAL YEAR (%)     ($/SH.)          DATE         5%         10%
                               -----------    ----------------    -----------    ----------   -------     -------
Gary J. Rovansek.........        25,000              28.1%          $1.875       07/25/10     $29,479     $74,707
Arnold M. Anderson.......            --              --                 --          --             --          --
Michael H. McKee.........            --              --                 --          --             --          --
John C. Carroll..........        30,000              33.7            2.000       04/06/10      37,734      95,625
John F. Halpin ..........            --              --                 --          --             --          --

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

                                                               NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED            IN-THE-MONEY
                                                                     OPTIONS AT                   OPTIONS AT
                              SHARES                            FEBRUARY 3, 2001 (#)        FEBRUARY 3, 2001($)(1)
                            ACQUIRED ON      VALUE          ---------------------------  -------------------------
                             EXERCISE (#)   REALIZED ($)    EXERCISABLE   UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
                            -------------   ------------    -----------   -------------  -----------  -------------
Gary J. Rovansek........          --            --              66,400         58,600          --           --
Arnold M. Anderson......          --            --             285,000             --          --           --
Michael H. McKee........          --            --              87,000         90,500          --           --
John C. Carroll.........          --            --                  --         30,000          --           --
John F. Halpin .........          --            --              25,285         23,857          --           --

------------------
(1) Value is based on the difference between the exercise price and fair market value at February 2, 2001, the last day during the fiscal year for which market prices are available ($1.625 per share as quoted on the Nasdaq National Market), multiplied by the number of shares underlying the option.

EMPLOYMENT AGREEMENTS

         In March 1996, the Company entered into an employment agreement with Arnold M. Anderson which provides that he will receive a minimum base salary of $200,000 per year annually for three years plus the opportunity to earn a bonus each year. Effective December 6, 1998, Mr. Anderson's base salary increased to $225,000. In addition, the employment agreement provides that commencing in the fiscal year ended February 1, 1997, Mr. Anderson and the Board shall agree each fiscal year upon the specific performance standards and criteria that will be used to determine how the bonus is actually earned and shall agree upon the amount of the actual bonus opportunity for such fiscal year. Pursuant to the agreed upon formula, Mr. Anderson received a $45,224 bonus for the fiscal year ended February 3, 2001.

         In October 1998, the Company entered into an employment agreement with Gary J. Rovansek which provides that he will receive a minimum base salary of $225,000 per year annually for three years plus the opportunity to earn a bonus each year. Effective February 1, 2001, Mr. Rovansek's base salary increased to $250,000. In addition, the employment agreement provides that within 30 days after the commencement of each fiscal year, Mr. Rovansek and the Board shall agree upon the specific performance standards and criteria that will be used to determine how the bonus is actually earned and shall agree upon the amount of the actual bonus opportunity for such fiscal year. Pursuant to the agreed upon formula, Mr. Rovansek received a $45,224 bonus for the fiscal year ended February 3, 2001.

         In June 1999, the Company entered into an employment agreement with Michael H. McKee, which provides that he will receive a minimum base salary of $150,000 per year annually for three years plus the opportunity to earn a bonus each year. Effective April 18, 2000, Mr. McKee's base salary increased to $200,000. In addition, the employment agreement provides that Mr. McKee shall be eligible to participate in the bonus plans made available generally to the Chief Executive Officer, Chief Operating Officer and senior executives of the Company. Pursuant to the agreed upon formula, Mr. McKee received a $30,224 bonus for the fiscal year ended February 3, 2001.

         Each employment agreement provides that unless either party, at least one year prior to the conclusion of the term of employment, provides written notice to the other party of that party's intention not to renew the employment agreement, the term of employment is automatically extended for one additional year. Each employment agreement provides that there is no limit on the number of extensions of the term of employment. Under the terms of each agreement, if the Company terminates the employment of the officer, other than for "just cause," or if the officer terminates his employment for "good reason," the Company shall pay for Messrs. Anderson and Rovansek the remainder of his base salary during the remainder of his term of employment, or for a period of one year, whichever is greater, and the Company shall pay for Mr. McKee the remainder of his base salary during the remainder of his term of employment, or for a period of 24 months, whichever is less. "Just cause" includes (a) an act of fraud or dishonesty by the employee; (b) a felony committed by the employee; and (c) a material breach by the employee of his employment agreement. "Good reason" includes (a) the assignment to the employee of duties inconsistent with his position; (b) a reduction in his minimum base salary or benefits or breach of the Company's obligations under the employment agreement; (c) subsequent to a change in control, the failure by the Company to obtain from its successor the assumption of the employment agreement; and (d) subsequent to a change in control, any purported termination of the officer's employment not effected pursuant to the notice provisions of the agreement.


                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Company's compensation philosophy is comprised of several elements designed to attract and retain key personnel, reward outstanding performance and link executive pay to long-term Company performance. These elements consist of a base salary, annual bonus compensation relating pay to performance and long-term incentive awards designed to align executive interests with shareholder interests.

BASE SALARY

         The base salary of Arnold M. Anderson was established pursuant to an employment agreement dated March 1, 1996, whereby Mr. Anderson received a minimum base salary of $200,000 per year annually for a period of three years and the opportunity to earn a bonus each year. Effective December 6, 1998, Mr. Anderson's base salary increased to $225,000.

         The base salary of Gary J. Rovansek was established pursuant to an employment agreement dated October 29, 1998, whereby Mr. Rovansek receives a minimum base salary of $225,000 per year annually for a period of three years and the opportunity to earn a bonus each year. Effective February 1, 2001, Mr. Rovansek's base salary increased to $250,000.

         The base salary of Michael H. McKee was established pursuant to an employment agreement dated June 1, 1999, whereby Mr. McKee received a minimum base salary of $150,000 per year annually for a period of three years and the opportunity to earn a bonus each year. Effective April 18, 2000, Mr. McKee's base salary increased to $200,000.

         The base salaries of the Company's other executive officers are determined by Mr. Rovansek with the approval of the Compensation and Stock Option Committee. Individual salaries are determined based on historical salary levels within the Company or the salary level of the officer at the time he commenced employment with the Company, and salary levels generally correspond to the level of responsibility of each executive. Increases are generally determined with regard to available earnings and individual performance.

BONUS COMPENSATION

         Annual bonuses for executive officers of the Company are determined by a bonus plan approved by the Compensation and Stock Option Committee and are awarded by the Compensation and Stock Option Committee based upon operating income targets. Bonuses were awarded for the fiscal year ended February 3, 2001. Messrs. Rovansek and Anderson each received a bonus of $45,224. Mr. McKee received a bonus of $30,224, Mr. Carroll received a bonus of $31,396, and Mr. Halpin received a bonus of $26,999.

LONG-TERM INCENTIVE

         The Company's Stock Option Plan (the "Option Plan") authorizes the Compensation and Stock Option Committee to grant to employees of the Company and its subsidiaries incentive or non-qualified stock options. The Compensation and Stock Option Committee determines the exercise prices and terms at which non-qualified stock options may be granted. Incentive stock options are granted with an exercise price per share no less than the fair market value of the Common Stock on the date of grant. The purpose of the Option Plan is to encourage stock ownership by the persons instrumental to the success of the Company in order to give them a greater personal interest in the Company's business.

         On April 6, 2000, John C. Carroll was granted options to purchase 30,000 shares of Common Stock pursuant to the Option Plan at an exercise price of $2.00 per share; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 6, 2001, and expiring April 6, 2010. On July 25, 2000, Mr. Rovansek was granted options to purchase 25,000 shares of Common Stock pursuant to the Option Plan at an exercise price of $1.875 per share; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing July 25, 2001, and expiring July 25, 2010.

         On March 30, 2001, Mr. Rovansek was granted options to purchase 25,000 shares of Common Stock pursuant to the Option Plan at an exercise price of $1.688 per share; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing March 30, 2002, and expiring March 30, 2011. On April 5, 2001, Messrs. Rovansek, Anderson, McKee, Carroll and Halpin each were granted options to purchase 5,000 shares of Common Stock pursuant to the Option Plan at an exercise price of $2.00 per share; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 5, 2002, and expiring April 5, 2011.

         This report is submitted on behalf of the members of the Compensation Committee.

         Howard I. Bernstein
         R. Scott Morrison, Jr.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         On April 6, 1993, the Company established a Compensation Committee of the Board for purposes of making certain executive compensation decisions. On May 21, 1996, the Stock Option Committee was combined with the Compensation Committee to form the Compensation and Stock Option Committee. Messrs. Bernstein and Morrison are members of the Compensation and Stock Option Committee. At the request of the Compensation and Stock Option Committee, Mr. Rovansek has and will confer with the Committee and make recommendations for the salaries and bonuses of the executive officers.

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total returns of the Company's Common Stock for the period beginning February 3, 1996 and ending February 3, 2001 with the cumulative total return of the CRSP Total Return Index for the Nasdaq Stock Market and the CRSP Total Return Index for Nasdaq Retail Trade Stocks, over the same period, assuming the investment of $100 in each on February 3, 1996. All returns were calculated assuming dividend reinvestment.

         On December 1, 1993, the Company's Common Stock began trading on the Nasdaq National Market under the symbol "CLXG". On July 30, 1996, the Company's shareholders approved a change in the Company's name to Successories, Inc., and on September 16, 1996, the Company's stock began trading under the symbol "SCES".

      COMPARATIVE CUMULATIVE TOTAL RETURN AMONG SUCCESSORIES, INC., NASDAQ
            STOCK MARKET INDEX AND NASDAQ RETAIL TRADE STOCKS INDEX


                                  [LINE GRAPH]


                                     02/03/96    02/01/97    01/31/98    01/30/99    01/29/00   02/03/01
                                     --------    --------    --------    --------    --------   --------
Successories, Inc...............     $100.00     $ 86.885    $ 80.328    $ 36.066    $ 24.590   $ 21.311
CRSP Total Return Index for the
   Nasdaq Stock Market..........      100.00      129.743     153.079     239.580     369.661    251.539
CRSP Total Return Index for
   Nasdaq Retail Trade Stocks...      100.00      122.818     143.242     174.799     140.081    107.651

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         All transactions between the Company and its officers, directors, and principal shareholders are required to be approved by a majority of the independent and disinterested non-employee directors of the Company's Board and must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

         During the fiscal year ended February 3, 2001, Michael H. McKee, an officer of the Company, executed a $140,000 Promissory Note on behalf of LaSalle Bank National Association. The Company guaranteed payment of the indebtedness to LaSalle Bank National Association. The indebtedness includes (a) all principal,
(b) all interest, (c) all late charges, (d) all loan fees and loan charges, and
(e) all collection costs and expenses relating to the promissory note or to any collateral for the promissory note.

         On December 9, 1999, Mr. McKee executed an Amended and Restated Promissory Note to the Company in the principal amount of $25,000 plus interest due on June 30, 2003, and payable in annual installments, provided that the payment of the principal in such annual installments shall be forgiven if the Company meets specified annual target earnings. Mr. McKee's Amended and Restated Promissory Note replaced a Promissory Note executed to the Company dated June 5, 1997. During the fiscal year ended February 3, 2001, the Company met its annual target earnings and $5,000 of principal payment due on June 30, 2001 under the Note will be forgiven. Mr. McKee also executed a demand note to the Company in the amount of $32,732 on July 15, 1997. Mr. McKee paid the total principal amount due under the demand note to the Company on March 12, 2001. As of such date, interest still due on the note was approximately $6,000.

         On December 9, 1999, Mr. Anderson, an officer and director of the Company, executed a Second Amended and Restated Promissory Note to the Company in the principal amount of $107,625 plus interest due on June 30, 2003, and payable in annual installments, provided that the payment of the principal in such annual installments shall be forgiven if the Company meets specified annual target earnings. Mr. Anderson's Second Amended and Restated Promissory Note replaces an Amended and Restated Promissory Note executed to the Company dated September 3, 1998, and is secured by a pledge of certain shares of common stock of the Company held by Mr. Anderson. During the fiscal year ended February 3, 2001, the Company met its annual target earnings and $10,000 of principal payment due on June 30, 2001 shall be forgiven.

         The Company has entered into a retainer agreement dated as of April 17, 2001, with its Chairman, Mr. Jack Miller, for the purpose of compensating him for those services he performs for the Company that are above and beyond the duties and services performed by him in his role as Chairman, and to recognize the additional time and effort Mr. Miller devotes to the management and marketing efforts of the Company.

         Beginning in fiscal 2002, pursuant to the terms of the agreement, Mr. Miller will be entitled to receive an annual retainer fee equal to $100,000 plus a bonus, each to be paid in shares of the Company's Common Stock, pursuant to the terms of and under the Stock Option Plan. The retainer shall be paid quarterly using a price per share equal to the trailing 10-day average closing price of the Company's Common Stock on the Nasdaq National Market prior to the end of the quarter for which such shares are issued. Mr. Miller's bonus shall be determined by the Board according to agreed upon specific performance standards and criteria that will be used to determine how the bonus is actually earned as well as the amount of such bonus, which performance standards and criteria shall be the same as those used to determine the bonus earned by and payable to the Company's Chief Executive Officer. The number of shares issued to Mr. Miller in payment of the annual bonus shall be based upon the trailing 10-day average closing price of the Common Stock on Nasdaq prior to the end of the fiscal year, and is payable at the same time as the Company pays its Chief Executive Officer his annual bonus.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934 requires the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the Nasdaq National Market. Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any failure to file such reports by the applicable due dates during the fiscal year ended February 3, 2001.

         To the best of the Company's knowledge, all of these filing requirements were satisfied, except: John C. Carroll, Senior Vice President and Chief Financial Officer of the Company, filed a late report on Form 3 covering his initial ownership; Lawrence A. Hodges, a director of the Company, filed a late report on Form 3 covering his initial ownership and one late report on Form 4 covering one transaction; Leslie Nathanson Juris, a director of the Company, filed a late report on Form 3 covering her initial ownership and two late reports on Form 4 covering one transaction in each report; and Joseph C. LaBonte, a former director of the Company, filed a late report on Form 4 covering one transaction.

        PROPOSAL 2: AMENDMENT OF THE SUCCESSORIES, INC. STOCK OPTION PLAN

         There will be presented at the Annual Meeting a proposal to amend the Company's Stock Option Plan (the "Option Plan"). As of May 5, 2001, 84.3% of the shares of Common Stock authorized for issuance under the Option Plan have either been reserved for issuance thereunder or have been issued to participants pursuant to the exercise of options. On April 17, 2001, the Board of Directors approved further amendments to the Option Plan, subject to shareholder approval. The amendments to the Option Plan would:

                  (i) increase the number of shares of Common Stock that may be issued thereunder from 1,700,000 to 2,500,000; and

                  (ii) as part of the non-employee directors' compensation, authorize the issuance of shares of the Company's Common Stock (or, at the directors' option, deferred stock units for shares of Common Stock), to such non-employee directors of the Company.

         The purpose of the proposed amendments to the Option Plan is to enable the Company to continue to provide incentives to its key employees and non-employee directors through stock ownership. Further, in the case of the non-employee directors, the award of shares of the Company's Common Stock will provide additional incentive to the non-employee directors to work to improve the performance of the Company's Common Stock. These amendments are subject to approval by the shareholders of the Company at the Annual Meeting.

         Assuming a quorum is present, an affirmative vote by the holders of a majority of the outstanding Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to amend the Option Plan.

         The following is a summary of the Option Plan as amended to reflect the matters to be considered at the Annual Meeting. Please refer to the Option Plan, a copy of which is attached to this proxy statement as Appendix B, for a complete description of the terms and provisions of the Option Plan.

GENERAL

         The purpose of the Option Plan is to provide a means by which key employees and non-employee directors of the Company can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its subsidiaries and their desire to remain employed by the Company. The Option Plan is also intended to attract and retain non-employee directors and key employees and to provide such directors and key employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its subsidiaries.

         The Option Plan provides for the granting to employees and non-employee directors of awards of incentive stock options ("ISOs") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("NSOs"), and the issuance of shares of the Company's Common Stock to the Company's non-employee directors.

THE COMMITTEE

         The Option Plan is administered by a committee (the "Committee") of two or more non-employee directors of the Company. Subject to the terms of the Option Plan, the Committee has the discretion to grant options and shares of Common Stock (or, at the director's option, deferred stock units for shares of Common Stock), to determine the individual terms of any option, shares of Common Stock or deferred stock units granted, to amend or cancel any option, stock or deferred stock unit award (with the consent of the participant), to interpret the Option Plan and determine all matters relating to the administration of the Option Plan and the granting of options, shares of Common Stock or deferred stock units thereunder.

ELIGIBILITY

         Discretionary options may be granted to any employee or non-employee director of the Company or any of its subsidiaries. Beginning in fiscal 2002, shares of the Company's Common Stock or deferred stock units may be granted to any non-employee director of the Company. As of February 3, 2001, approximately 300 employees and 5 non-employee directors were eligible to participate in the Option Plan.

NON-QUALIFIED STOCK OPTIONS

         The Option Plan permits the Committee to grant NSOs to employees and non-employee directors of the Company or any of its subsidiaries and to determine the terms and conditions of each grant, including the number of shares subject to each option and the option exercise period. Each option award is evidenced by a written Option Agreement specifying the terms of the award. The option may not have an exercise period of more than 10 years from the date of grant. No one participant may be granted options to purchase more than a total of 110,000 shares of Common Stock in any fiscal year. The exercise price of any non-qualified stock option is determined by the Committee no later than the date of grant. Each employee who is granted a NSO or ISO option agrees, by executing an option agreement, that he or she will remain in the employ of the Company for at least one year after the date of grant. Each non-employee director who is granted an option agrees that he or she will not resign as a director of the Company for at least one year after the grant date.

         The Option Plan provides that through the date of the Annual Meeting, each non-employee director shall be automatically granted an option to purchase 4,000 shares of Common Stock at a price equal to the closing bid price of the Common Stock on such date. Such options are fully exercisable on the date of grant. This non-discretionary annual grant shall cease after this Annual Meeting.

INCENTIVE STOCK OPTIONS

         The Option Plan also permits the Committee to grant ISOs to employees of the Company or any subsidiary of the Company and to determine the terms and conditions of each grant including, without limitation, the number of shares subject to each ISO and the option exercise period. The ISO exercise price may not be less than the fair market value of the Common Stock on the date of grant and the exercise period may not exceed 10 years; provided, however, if the participant is a holder of more than 10% of the Company's outstanding voting securities, the exercise price may not be less than 110% of such fair market value on the date of grant and the exercise period may not exceed five years.

PAYMENT OF EXERCISE PRICE

         A participant may, at his election, pay the option exercise price in cash or shares of Common Stock, including shares of Common Stock which the participant received upon the exercise of one or more options, or any combination of both.

VESTING; TERMINATION OF EMPLOYMENT OR DIRECTORSHIP; CHANGE IN CONTROL

         Unless the Committee determines otherwise, generally, discretionary options vest in annual increments of 20% commencing on the first anniversary of the grant date. A participant may not exercise an option until the option has vested. If a participant's employment or directorship is terminated for cause, any unexercised option held by the participant terminates upon the termination of employment or directorship. If a participant's employment or directorship is terminated by reason of death, any unexercised options held by him or her automatically vest and may be exercised, in whole or in part, at any time within one year after death. If a participant's employment or director's directorship is terminated on account of disability, any unexercised options held by him or her may be exercised within one year after termination of employment or directorship to the extent exercisable at the date of such termination, or in the case of an employee participant, to such other extent as determined by the Committee. If a participant's employment or directorship is terminated for any reason other than for cause, death or disability, any unexercised options held by him or her may be exercised within three months (or such other period not to exceed one year as determined by the Committee) after such termination of employment or directorship to the extent exercisable at the date of such termination, or to such other extent as determined by the Committee. Notwithstanding the foregoing, in no event may an option be exercisable beyond the original term of the option. After a Change in Control of the Company (as defined in the Plan), all options granted under the Plan shall immediately be fully exercisable for a period of six months following such Change in Control, after which time no further options may be exercised under the Plan.

WITHHOLDING TAX

         With respect to any payments made to a participant, other than to a non-employee director, pursuant to an option exercise, the Company has the right to withhold in cash or shares of Common Stock any taxes required by law to be withheld because of such payments.

SHARES OF COMMON STOCK OR DEFERRED STOCK UNITS

         Beginning in fiscal 2002, the Option Plan also provides that certain fees, in an amount as determined by the Board, earned annually by non-employee directors for their service to the Company in such capacity shall be paid in shares of Common Stock. The number of shares of Common Stock to be paid in any one year is determined by dividing the amount of such fees earned in any given period by the trailing 10-day average closing price of the Common Stock on the Nasdaq prior to the end of such period. For fiscal 2002, each non-employee director is entitled to received shares equal to $20,000. Shares of Common Stock paid to the directors pursuant to the Option Plan shall be issued on a quarterly or more frequent basis, as the Committee may determine, and are subject to such requirements and restrictions as the Committee may deem advisable or determine.

        The Committee may also make awards of shares of Common Stock to non-employee directors for services performed which are above and beyond those normally performed as a director of the Company. Such shares shall be issued on a quarterly or more frequent basis as the Committee may determine.

         Non-employee directors who are eligible to receive shares of Common Stock under the Option Plan may elect to defer receipt of their shares, and, in lieu thereof, the Company will issue to such director deferred stock units representing its obligation to issue such shares of Common Stock. Such election must be made no later than 15 days prior to the beginning of the fiscal year for which such director fees are paid or payable, and the deferred stock units will be credited to the director at the time and in the amount of such shares of Common Stock that would have otherwise been payable. Each deferred stock unit represents the right to receive one share of Common Stock.

         The election to receive deferred stock units shall be evidenced by an agreement containing such terms and conditions as the Committee may determine, including how the deferred stock units will be treated upon a termination of directorship. All deferred stock units granted under the Option Plan are immediately fully vested. One share of Common Stock will be issued for each deferred stock unit held on January 1 of the third calendar year following the calendar year in which the deferred stock unit is grant unless the director has elected to defer the issuance of such shares or his directorship terminates prior to such date, each as provided in and subject to any deferred stock unit agreement. In no event shall such deferral period exceed the term of the Option Plan. Upon a Change of Control, all shares of Common Stock and deferred stock units for the fiscal year in which such Change of Control occurs which have not yet been awarded shall be immediately granted.

NON-TRANSFERABILITY

         Options and deferred stock units granted under the Option Plan are not transferable other than by will or the laws of descent and distribution. During a participant's lifetime, options held by him or her may be exercised only by the participant.

AMENDMENT; TERMINATION OF PLAN

         The Board of Directors of the Company may from time to time in its discretion amend or modify the Option Plan without the approval of the shareholders of the Company, unless such shareholder approval is required under the listing requirements of any securities exchange on which any of the Company's equity securities are listed. However, the Board may not, without shareholder approval, change the aggregate number of shares of stock which may be issued outright or pursuant to the exercise of options granted or change the class of employees eligible to participate in the Option Plan or adopt any amendment affecting the price at which options or shares of Common Stock may be granted under the Option Plan. No change will be permitted to an option previously granted which will impair the rights of a participant without the participant's consent. The Option Plan shall terminate on the tenth anniversary of its effective date or such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any shares of stock granted or any option or any option agreement or any deferred stock unit or deferred stock unit agreement then outstanding under the Option Plan.

AWARDS

         Aside from an annual grant of shares of Common Stock equal to $20,000 to each non-employee director beginning in 2002, as well as an annual grant of shares of Common Stock equal to $100,000 plus a discretionary bonus to the Company's Chairman, Mr. Jack Miller, pursuant to a retainer agreement between the Company and Mr. Miller, the granting of options and shares of Common Stock is within the discretion of the Committee.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS

         The following discussion of the Federal income tax consequences of the Plan is only a summary of the general rules applicable to options granted thereunder.

Tax Treatment Of ISOs

         Generally, the recipient of ISOs does not realize any taxable income either at the time of grant or exercise, and the Company (or subsidiary that employs the participant) is not entitled to a deduction either at the time of grant or at the time of exercise of ISOs, provided that the participant was an employee of the Company or of a subsidiary of the Company at all times during the period beginning on the date of grant and ending three months prior to the date of exercise and does not sell the shares within two years from the date of grant and one year from the date the shares are issued to the participant upon exercise. At the time of ultimate sale following the applicable holding periods, the participant will realize income taxable at capital gain rates on the excess of the sale price over the ISO exercise price. If a participant sells such shares prior to the expiration of the applicable holding periods, the participant will realize ordinary income at that time in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the ISO exercise price, or (b) the gain realized on the sale (if the sale is for a loss), and the Company will be entitled to a deduction equal to the amount of such ordinary income. An amount with respect to an ISO may be included in a participant's alternative minimum taxable income at the time of exercise for purposes of determining whether the alternative minimum tax for non-corporate taxpayers will be imposed on the participant for a given year.

Tax Treatment Of NSOs

         Generally, the recipient of NSOs does not realize any taxable income at the time of grant and the Company is not then entitled to a deduction. Upon exercise of an NSO, the participant will recognize income at ordinary income tax rates. The amount of income then recognized by a participant will be the excess of the fair market value of the shares purchased upon exercise over the exercise price paid for the shares. The Company will generally be entitled to take a deduction equal to this amount for the year which ends with or includes the end of the year in which the related amount is included in income by the participant. A participant's basis in shares acquired upon the exercise of an option will be the exercise price of the option, plus any amount includable in the participant's gross income upon the exercise of the option. The gain or loss realized by the participant upon a subsequent sale or exchange of the Shares will be a capital gain or loss.

         The federal income tax deduction which the Company may take for otherwise deductible compensation payable to certain executive officers may be limited by Section 162(m) of the Internal Revenue Code to $1 million, unless such compensation as deemed under this section to be "performance-based." The determination of whether compensation is performance-based is dependent upon a number of factors, including shareholder approval of the benefit plan pursuant to which the compensation is paid. Although the Company has structured the Stock Option Plan to satisfy the "performance-based" criteria, there is no assurance that options granted under the Option Plan will satisfy such requirements.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S OPTION PLAN.



          PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S
                         INDEPENDENT PUBLIC ACCOUNTANTS

         Upon the recommendation of its Audit Committee, the Board retained Crowe, Chizek and Company LLP ("Crowe Chizek") as independent accountants for the Company to audit its consolidated financial statements for the fiscal year ended February 3, 2001, and appointed Crowe Chizek as independent accountants for the Company for the fiscal year ending February 2, 2002 to audit its consolidated financial statements and to perform audit-related and tax services. The Board has directed that the appointment of Crowe Chizek be submitted to the shareholders for ratification.

         If the shareholders do not ratify the selection of Crowe Chizek, the Audit Committee and the Board will reconsider the appointment. The Company has been advised by Crowe Chizek that it expects to have a representative present at the Annual Meeting and that such representative will be available to respond to appropriate questions. Such representative will also have the opportunity to make a statement if he or she desires to do so.

         Proxies will be voted for or against approval of this proposed ratification in accordance with the specifications marked thereon, and will be voted in favor of approval if no specification is made. Approval requires the favorable vote of the holders of a majority of the shares of Common Stock.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.


                          REPORT OF THE AUDIT COMMITTEE

         The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended February 3, 2001. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference in such filing, and shall not otherwise be deemed filed under such Acts.

         The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended February 3, 2001 with the Company's management and Crowe Chizek, the Company's independent accountants. The Audit Committee has also discussed with Crowe Chizek the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

         The Audit Committee has received the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), as amended, and has discussed with Crowe Chizek their independence. The Audit Committee has also considered whether the provision of non-audit services by Crowe Chizek is compatible with maintaining that firm's independence.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 3, 2001, for filing with the Securities and Exchange Commission.

         The Audit Committee has also recommended and the Board has approved and requested the shareholders to ratify, the appointment of Crowe Chizek as the Company's independent accountants for the fiscal year ending February 2, 2002.

         This report is submitted on behalf of the members of the Audit
Committee.

         Howard I. Bernstein (Chairman)
         Lawrence A. Hodges
         Jack Miller

FEES PAID TO THE INDEPENDENT ACCOUNTANTS

         Audit Fees. Crowe Chizek billed the Company aggregate fees of $59,000 for professional services rendered for the audit of the Company's annual financial statements for fiscal year ended February 3, 2001 and for reviews of the interim financial statements included in the Company's quarterly reports on Form 10-Q for the first three quarters of fiscal 2000.

         Financial Information Systems Design and Implementation Fees. Crowe Chizek billed the Company aggregate fees of $0 for professional services of the nature described in Regulation S-X Rule 2-01(c)(4)(ii) during the fiscal year ended February 3, 2001.

         All Other Fees. Crowe Chizek billed the Company aggregate fees of $23,000 for other professional services rendered in fiscal 2000, including consulting services in connection with the Company's filing of a Registration Statement on Form S-3 for its common stock rights offering.

         The Audit Committee has considered whether the provision by Crowe Chizek of these services is compatible with maintaining Crowe Chizek's independence.

                                  OTHER MATTERS

SHAREHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting of Shareholders of the Company to be held in 2002, a shareholder's proposal must be received by the Secretary of the Company at the Company's executive offices on or before February 4, 2002. Any such proposal is subject to Rule 14a-8 under the Securities Exchange Act of 1934.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING OF SHAREHOLDERS

         Additionally, in order for a shareholder to properly bring business before the Annual Meeting of Shareholders to be held in 2002, the shareholder must timely submit the matter in advance to the Secretary of the Company. To be timely, a shareholder must provide written notice of the intent to present such business at the 2002 Annual Meeting on or before April 20, 2002. If a shareholder fails to provide notice of the intent to make such proposal on or before April 20, 2002, then any proxy solicited by management may confer discretionary authority to vote on such proposal.

OTHER BUSINESS

         The Board knows of no other business that will be presented at the meeting. Should any other business come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote in accordance with their best judgment.

                                          By Order of the Board of Directors,



                                          Gregory J. Nowak
                                          Secretary
Aurora, Illinois
June 4, 2001

                                                                      APPENDIX A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of accounting internal controls; and the Corporation's accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities are to:

                  - Monitor the Corporation's financial reporting process and internal control system and recommend changes to the Board of Directors.

                  - Review and appraise the audit efforts of the Corporation's independent auditors.

                  - Review the independence of the Corporation's auditors and the terms of their engagement, and advise the Board of Directors.

                  - Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

         While the Audit Committee shall have the responsibilities and powers set forth in this Charter, it shall not be the duty of the Audit Committee to plan or conduct audits or to determine whether the Corporation's financial statements are complete, accurate, or in accordance with generally accepted accounting principles. These are the responsibilities of management and the Corporation's outside auditor. Nor shall it be the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the Corporation's outside auditor, or to assure compliance with laws and regulations or the Corporation's own policies or code of conduct.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more directors elected by the Board, each of whom shall be an independent director, as defined by the Board of Directors. All members of the Committee will be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall be financially literate and at least one member of the Committee shall have accounting or related financial management expertise.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee may designate the Chair to act in its behalf in relation to the responsibilities enumerated at IV 2 and IV 7 below.

III.     MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. In addition, the Committee or at least its Chair should meet with the independent auditors and management to review the Corporation's financial statements consistent with IV 2 below.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

         Documents/Reports Review

         1. Review and recommend amendments to this Charter periodically, at least annually, as conditions dictate.

         2. Review the Corporation's annual and quarterly financial statements as well as the report, opinion, or review rendered by the independent auditors in connection with such financial statements. Review and discuss such annual and quarterly financial statements with the Corporation's financial and senior management.

         3. Based upon a review of the annual financial statements, the accompanying Report of Independent Auditors and discussions with the independent auditors, recommend (or not recommend) the inclusion of the annual financial statements in the Corporation's Annual Report on Form 10-K.

         Independent Auditors

         4. Recommend to the Board of Directors the selection or dismissal of the independent auditors (considering independence and effectiveness) and approve the fees and other compensation to be paid to the independent auditors.

         5. Advise the independent auditor that they are ultimately accountable to the Board and the Audit Committee.

         6. Review and approve any proposed discharge of the independent auditors recommended by management.

         7. Consult annually with the independent auditors relative to the Corporation's internal controls.

         8. Consult quarterly with independent auditors relative to quality (not only the acceptability) of Corporation's accounting principles as applied to its financial reporting.

         9. On an annual basis, obtain and review a formal written statement from the independent auditors disclosing relationships with and services provided to the Corporation which may affect the their objectivity and independence.

         Financial Reporting Processes

         10. Discuss with the independent auditors and the Corporation's financial management, the integrity of the organization's financial reporting processes, both internal and external.

         11. Consider and, if appropriate, recommend to the Board of Directors, changes to the Corporation's accounting principles and practices as suggested by the independent auditors or management.

                                                                      APPENDIX B

                               SUCCESSORIES, INC.
                           (FORMERLY CELEX GROUP INC.)

                     AMENDED AND RESTATED STOCK OPTION PLAN
                 (AS AMENDED AND RESTATED AS OF APRIL 17, 2001)

         The Company hereby establishes the Successories, Inc. Amended and Restated Stock Option Plan effective April 17, 2001, subject to the approval of the Plan by the holders of a majority of the shares of the Stock present in person or by proxy and voting at a duly called meeting of the shareholders of the Company within one year after the Plan's adoption by the Board. Absent such approval, the amendments incorporated into this Plan will terminate retroactively, any Options, shares of Stock, and Deferred Stock Units granted pursuant to such amendments will be null and void, and all other outstanding Options shall be governed by the terms of the Plan as in effect prior to the amendment and restatement hereof.

                                   ARTICLE I.

                                    PURPOSE

         The primary purpose of the Plan is to provide a means by which non-employee directors and key employees of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries. The Plan also is intended to attract, employ and retain non-employee directors and key employees and to provide such non-employee directors and employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

                                  ARTICLE II.

                                  DEFINITIONS

         The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

A. "Award" means any Option, share of Stock, or Deferred Stock Unit.

B. "Board" means the board of directors of the Company.

C. "Cause" means conviction of the Grantee of any felony or other crime involving dishonesty, fraud or moral turpitude, or the Grantee's habitual neglect of his duties.

D. "Change of Control" means the occurrence of one of the following: (a) a single entity or group of affiliated entities acquires more than 50% of the Company's outstanding Stock, (b) the Company is involved in a merger or a sale of all or substantially all of its assets so that its shareholders before the merger or sale own less than 50% of the voting power of the surviving or acquiring corporation, (c) a liquidation or dissolution of the Company occurs, or

   (d) a change in the majority of the Board of Directors occurs during any 24-month period without the approval of a majority of directors in office at the beginning of such period.

E. "Committee" means the committee of the Board appointed pursuant to Article
   IV.

F. "Company" means Successories, Inc., an Illinois corporation.

G. "Deferred Period" means the period of time during which Deferred Stock Units are subject to deferral limitations under Article VIII of the Plan.

H. "Deferred Stock Unit Agreement" has the meaning specified in Section IV.B.5.

I. "Deferred Stock Units" means an Award pursuant to Article VIII of the Plan of the right to receive shares at the end of a specified Deferral Period.

J. "Disability" means a permanent and total disability within the meaning of
   Section 22(e)(3) of the Internal Revenue Code.

K. "Disinterested Person" means a person who meets the definition of a "nonemployee director" pursuant to Rule 16b-3 of the SEC (or any successor rule as in effect from time to time) and "outside director" pursuant to
   Section 162(m) of the Internal Revenue Code and the Treasury Department regulations issued thereunder.

L. "Effective Date" means April 17, 2001.

M. "Fair Market Value" of any share of Stock, as of any applicable date, means the fair market value of a share of Stock on such date as determined in good faith by the Committee.

N. "Grant Date" means the date of grant of an Option determined in accordance with Section VI.A.1 or the date of grant of a share of Stock or a Deferred Stock Unit determined in accordance with Article VIII.

O. "Grantee" means an individual who has been granted an Option, a share of Stock, or a Deferred Stock Unit.

P. "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and any succeeding Internal Revenue Code, and references to sections herein shall be deemed to include any such section as amended, modified or renumbered.

Q. "1934 Act" means the Securities Exchange Act of 1934, as amended, and any succeeding Securities Exchange Act, and references to sections herein shall be deemed to include any such section as amended, modified or renumbered.

R. "Option" means any incentive stock option or non-qualified stock option granted under the Plan.

S. "Option Agreement" has the meaning specified in Section IV.B.5.

T. "Option Price" means the per share purchase price of Stock subject to an Option.

U. "Plan" means the Amended and Restated Successories, Inc. Stock Option Plan as set forth herein and as may from time to time be amended.

V. "SEC" means the Securities and Exchange Commission.

W. "Stock" means the common stock of the Company, par value $0.01 per share.

X. "Stock Agreement" has the meaning specified in Section IV.B.5.

Y. "Subsidiary" means a corporation as defined in Section 424(f) of the Internal Revenue Code with the Company being treated as the employer corporation for purposes of this definition.

Z. "10% Owner" means a person who beneficially owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

AA.      "Termination of Employment" with respect to Grantees who are employees of the Company or its Subsidiaries occurs the later of (a) the first day an individual is no longer entitled to severance payments for any reason under the Company's or any Subsidiary's personnel policies or (b) the day an individual is first entitled to continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"); notwithstanding the foregoing, for an individual who is an employee of a Subsidiary, the individual shall be deemed to have a Termination of Employment on the first day the Company no longer owns voting securities possessing at least 50% of the aggregate voting power of such Subsidiary's outstanding voting securities.

BB.      "Termination of Directorship" with respect to non-employee directors, shall mean the first day on which a director is no longer acting as a director of the Company or any Subsidiary.

                                  ARTICLE III.

                                SCOPE OF THE PLAN

         An aggregate of 2,500,000 shares of Stock is hereby made available and is reserved for delivery on account of the exercise of Options and the award of shares of Stock and the Deferred Stock Units. Subject to the foregoing limit, authorized and unissued shares may be used for or in connection with Options, shares of Stock, and Deferred Stock Units. If and to the extent an Option or Deferred Stock Unit shall expire or terminate for any reason without having been exercised in full, or shall be forfeited, upon exercise or payment or all shares covered by the Award shall not be issued and outstanding, the shares of Stock associated with such Option or Deferred Stock Unit at the time of such expiration, termination or forfeiture, or the number of shares not issued, shall become available for other Options, shares of Stock, or Deferred Stock Units.

                                  ARTICLE IV.

                                 ADMINISTRATION

A. Administrative Committee. The Plan shall be administered by a committee of the Board, which shall consist of two or more directors of the Company, (1) who are not employees of the Company or any of its Subsidiaries, and (2) who are Disinterested Persons. Members of the Committee shall continue to serve until otherwise directed by the Board. Membership on the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions in Stock pursuant to the Plan to comply at all times with
   Section 162(m) of the Internal Revenue Code and the Treasury Department regulations issued thereunder.

B. Authority of the Committee. The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

1. to grant Options, shares of Stock, and Deferred Stock Units,

2. to determine (a) when Options, shares of Stock, and Deferred Stock Units may be granted and (b) whether or not specific Options will be incentive stock options or non-qualified stock options,

3. to administer and interpret the Plan, to make recommendations to the Board; and to take all such steps and make all determinations in connection with the Plan and Options, shares of Stock, and Deferred Stock Units granted thereunder as it may deem necessary or advisable for the administration of the Plan,

4. to prescribe, amend, and rescind rules relating to the Plan,

5. to determine, subject to the terms of the Plan, the terms and provisions of the written agreements by which all Options shall be granted ("Option Agreements"), by which all shares of Stock shall be issued ("Stock Agreements"), and by which all Deferred Stock Units shall be granted ("Deferred Stock Unit Agreements") and, except as provided in Section IX.I., with the consent of the Grantee, to modify or amend any such Option Agreement, Stock Agreement, or Deferred Stock Unit Agreement, or to waive any restrictions or conditions applicable to any Option Agreement, Stock Agreement, or Deferred Stock Unit Agreement, at any time,

6. to make such adjustments or modifications to Options to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan,

7. to contest on behalf of the Company or any Grantee, at the expense of the Company, any ruling or decision on any matter relating to the Plan or any Option, share of Stock, or Deferred Stock Unit, and

8. to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Options, shares of Stock, and Deferred Stock Units as the Committee may, before or concurrently with the grant thereof, deem appropriate.

The determination of the Committee on all matters relating to the Plan or any Option or Option Agreement, any share of Stock, or any Deferred Stock Unit or Deferred Stock Unit Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Option, any share of Stock, or any Deferred Stock Unit.

                                   ARTICLE V.

                                  ELIGIBILITY

         Options may be granted to any employee or non-employee director of the Company or any of its Subsidiaries pursuant to Article VI. Shares of Stock and Deferred Stock Units may be granted to any non-employee director of the Company. In selecting the employees and non-employee directors to whom Options, shares of Stock, or Deferred Stock Units may be granted, in determining the number of shares of Stock subject to each Option or Deferred Stock Unit granted to any employee or non-employee director, and in determining the other terms and conditions applicable to each Option, share of Stock, or Deferred Stock Unit granted to any employee or non-employee director, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

                                  ARTICLE VI.

                                GRANT OF OPTIONS

A.   General Conditions.

1. The Grant Date of an Option shall be the date on which the Committee grants the Option, which shall be the date signified in the Grantee's Option Agreement or such later date as specified in advance by the Committee.

2. The term of each Option shall be a period of not more than 10 years from the Grant Date, and shall be subject to earlier termination as herein provided.

3.   A Grantee may, if otherwise eligible, be granted additional Options.

4. Notwithstanding any provision to the contrary contained herein, the number of shares covered by Options granted hereunder to any one participant in any fiscal year shall not exceed 110,000 shares.

B. Option Price. No later than the Grant Date of any Option, the Committee shall determine the Option Price of such Option. The Option Price of an Option (subject to Section VI.C. below with respect to incentive stock options) shall be such price as determined by the Committee in its discretion.

C. Grant of Incentive Stock Options. At the time of the grant of any Option to an employee of the Company or its Subsidiaries, the Committee may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an incentive stock option under the requirements of
     Section 422 of the Internal Revenue Code. Any option designated as an incentive stock option shall:

1. Have an Option Price of (a) not less that 100% of the Fair Market Value of the Stock on the Grant Date or (b) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

2. Be for a period of not more than 10 years (5 years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Option Agreement;

3. Not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant Date) of Stock with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Internal Revenue Code, which exceeds $100,000 (the "$100,000 Limit");

4. If the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to all incentive stock options previously granted under the Plan and any Other Plans ("Prior Grants") and any incentive stock options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

a. The portion of the Current Grant exercisable for the first time by the Grantee during any calendar year which would, when added to any portions of any Prior Grants, be exercisable for the first time by the Grantee during such calendar year with respect to stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such incentive stock options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

b. If, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the provisions of the immediately preceding provision during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate non-qualified stock option at such date or dates as are provided in the Current Grant;

5. Be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the shareholders of the Company; and

6. Require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the incentive stock option under the circumstances described in Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

Notwithstanding the foregoing and Section IV.B.5., the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an incentive stock option), take any action necessary to prevent such Option from being treated as an incentive stock option.

D. Grant of Nondiscretionary Options. Through the Company's 2001 Annual Meeting of Shareholders, nondiscretionary Options shall be granted to each non-employee director of the Company solely on the following terms and conditions:

1. Each person who is serving as a non-employee director of the Company on December 14, 1994 shall automatically be granted an option to purchase five thousand (5,000) shares of Common Stock (the "nondiscretionary Option"). In addition, each non-employee director first elected or appointed after December 14, 1994 shall automatically be granted an option to purchase five thousand (5,000) shares of Stock on the day such person is first elected or appointed a non-employee director. Each nondiscretionary Option granted pursuant to the provisions of this Section VI.D.1. shall be exercisable in cumulative annual increments of fifty percent (50%) commencing on the first anniversary of the Grant Date of such Option;

2. On each date of the Annual Meeting of Shareholders of the Company, commencing with the 1996 Annual Meeting of Shareholders and terminating after the 2001 Annual Meeting of Shareholders (such that the 2001 nondiscretionary Option granted to each non-employee director shall be the last such grant), each non-employee director of the Company whose term of office will continue after such Annual Meeting of Shareholders shall automatically be granted an option to purchase four thousand (4,000) shares of Common Stock as of such date. The non-discretionary option granted pursuant to this Section VI.D.2. shall be exercisable in full on the Grant Date of such Option;

3.   The exercise price of the nondiscretionary Options granted pursuant to this
     Section VI.D. shall be one hundred percent (100%) of the last bid price of the Stock as of the Grant Date (or if no bid price was reported as of the Grant Date, as of the first business day preceding the Grant Date on which a bid price was reported);

4.   Termination of Directorship.

a. If the Grantee has a Termination of Directorship for Cause, any unexercised Option shall terminate upon the Grantee's Termination of Directorship.

b. If the Grantee has a Termination of Directorship for any reason other than Cause, then any unexercised Option may be exercised to the extent set forth below, but in no event beyond the original term of the Option:

(i) If the Grantee's Termination of Directorship is caused by the death of the Grantee, then any unexercised Option may be exercised, in whole or in part, at any time within one year after the Grantee's death by the Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution;

(ii) If the Grantee's Termination of Directorship is on account of the Disability of the Grantee, then any unexercised Option to the extent exercisable at the date of such Termination of Directorship (or to such extent as determined by the Committee), may be exercised, in whole or in part, at any time within one year after the date of such Termination of Directorship; provided that, if the Grantee dies after such Termination of Directorship and before the end of such one-year period, such Option may be exercised by the deceased Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution within one year after the Grantee's Termination of Directorship, or, if later, within 180 days after the Grantee's death; and

(iii) the Grantee's Termination of Directorship is for any reason other than Cause, death or Disability, then any unexercised Option, to the extent exercisable at the date of such Termination of Directorship (or to such extent as determined by the Committee), may be exercised, in whole or in part, at any time within three months after such Termination of Directorship (or such other period not to exceed one year as determined by the Committee); provided that, if the Grantee dies after such Termination of Directorship and before the end of such three-month period (or such other period, if any, determined by the Committee), such Option may be exercised by the deceased Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution within one year after the Grantee's Termination of Directorship to the extent exercisable at the date of such Termination of Directorship (or to such extent as determined by the Committee).

5. The nondiscretionary Options granted pursuant to this Section VI.D. shall expire ten (10) years from the Grant Date, subject to the terms and conditions of the Plan.

E. Grantee's Agreement to Serve. Each Grantee who is an employee of the Company or any Subsidiary and is granted an Option shall, by executing such Grantee's Option Agreement, agree that such Grantee will remain in the employ of the Company or any of its Subsidiaries for at least one year after the Grant Date. Each Grantee who is a non-employee director shall, by executing such Grantee's Option Agreement, agree that such Grantee will not resign as a director of the Company or any of its Subsidiaries for at least one year after the Grant Date. No obligation of the Company or any of its Subsidiaries as to the length of any Grantee's employment or association with the Company or any of its Subsidiaries shall be implied by the terms of the Plan, any Grant of an Option, or any Option Agreement. The Company and its Subsidiaries reserve the same rights to terminate employment or association of any Grantee as existed before the Effective Date.

F. Non-transferability. Each Option granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee.

                                  ARTICLE VII.

                               EXERCISE OF OPTIONS

A. Exercise of Options. Unless otherwise provided in the Option Agreement, subject to Sections IV.B.6, VII.D., and VII.E. and such terms and conditions as the Committee may impose, each Option shall be exercisable in cumulative annual increments of twenty percent (20%) commencing on the first anniversary of the Grant Date of such Option. Each Option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the Option. The Option Price of any shares of Stock shall be paid in full at the time of the exercise.

B. Payment of Option Price. A Grantee may, at his election, pay the Option Price payable upon the exercise of an Option in (a) cash, (b) Stock valued at its Fair Market Value on the business day next preceding the date of exercise (provided that any Stock that is or was the subject of a grant to an employee may be so tendered only if it has been held by Grantee for six
      (6) months), or (c) any combination of both (including Stock received by the Grantee upon the exercise of one or more Options).

C.    Share Withholding.

1.    Mandatory Tax Withholding.

a. Whenever under the Plan, shares of Stock are to be delivered upon exercise of an Option, the Company shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, if any, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan, or (iii) any combination of the foregoing; or

b. If any disqualifying disposition described in Section VI.C.6 is made with respect to shares of Stock acquired under an incentive stock option granted pursuant to the Plan, then the person making such disqualifying disposition shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred;

provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan.

2. Elective Share Withholding. With respect to withholding required upon the exercise of Options or upon any other Taxable Event arising as a result of Awards granted hereunder, Grantees may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

3. The share withholding provisions of the Plan shall be inapplicable to any Options granted to non-employee directors of the Company.

D.    Effects of a Change of Control.

1. Notwithstanding any other provisions of the Plan, after a Change of Control, all Options granted under the Plan shall immediately be fully exercisable for a period of six months following said Change of Control, after which time no further Options may be exercised under the Plan.

2. After a Change of Control, Section VI.E shall not be construed to prevent the exercise of a Grantee's Option whether or not such Grantee remains employed for one year after the applicable Grant Date.

E.    Termination of Employment.

1. Termination for Cause. If the Grantee has a Termination of Employment for Cause, any unexercised Option shall terminate upon the Grantee's Termination of Employment.

2. Termination other than for Cause. If the Grantee has a Termination of Employment for any reason other than Cause, then any unexercised Option may be exercised to the extent set forth below, but in no event beyond the original term of the Option:

a. Death. If the Grantee's Termination of Employment is caused by the death of the Grantee, then any unexercised Option may be exercised, in whole or in part, at any time within one year after the Grantee's death by the Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution;

b. Disability. If the Grantee's Termination of Employment is on account of the Disability of the Grantee, then any unexercised Option to the extent exercisable at the date of such Termination of Employment (or to such extent as determined by the Committee), may be exercised, in whole or in part, at any time within one year after the date of such Termination of Employment; provided that, if the Grantee dies after such Termination of Employment and before the end of such one-year period, such Option may be exercised by the deceased Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution within one year after the Grantee's Termination of Employment, or, if later, within 180 days after the Grantee's death; and

c. Other. If the Grantee's Termination of Employment is for any reason other than Cause, death or Disability, then any unexercised Option, to the extent exercisable at the date of such Termination of Employment (or to such extent as determined by the Committee), may be exercised, in whole or in part, at any time within three months (or such other period not to exceed one year as determined by the Committee) after such Termination of Employment; provided that, if the Grantee dies after such Termination of Employment and before the end of such three-month period (or such other period, if any, determined by the Committee), such Option may be exercised by the deceased Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution within one year after the Grantee's Termination of Employment to the extent exercisable at the date of such Termination of Employment (or to such extent as determined by the Committee).

notwithstanding subparagraphs (a) through (c) of this paragraph 2, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of Termination of Employment to the extent permitted by applicable state and federal law.

                                 ARTICLE VIII.

                             NON-EMPLOYEE DIRECTORS

A. Commencing in the fiscal year of the Company which begins in 2002, certain fees as determined by the Committee which are earned by a non-employee director shall be paid in shares of Stock until the director shall cease to serve as a member of the Company's Board. The number of shares of Stock to be paid to a director shall be computed by dividing the total amount of fees earned by the director in a given period (in 2002, such amount is Twenty Thousand Dollars ($20,000) annually) by the trailing ten-day average closing price of the Company's Stock on the Nasdaq National Market system prior to the end of such period. Shares paid to a director shall be issued on a quarterly or more frequent basis as the Committee may determine.

B. Commencing in the fiscal year of the Company which begins in 2002, the Committee may make awards of shares of Stock to non-employee directors with respect to services that such non-employee director performs which are above and beyond those normally performed as a director of the Company. Shares paid to a director shall be issued on a quarterly or more frequent basis as the Committee may determine.

C. The Committee may impose such requirements and restrictions with respect to any shares of Stock acquired under this Plan as it may deem advisable including, without limitation, (a) legends and/or stop-transfer orders restricting transferability, and (b) the receipt of investment and other representations from directors.

D.    Non-employee directors who are eligible to receive shares of Stock under
      Section VIII.A. above may elect to defer receipt of their shares of Stock otherwise payable under this Article, and, in lieu thereof, the Company shall maintain on its books Deferred Stock Units representing an obligation to issue shares of Stock. The election to receive Deferred Stock Units shall be made in such manner and shall be subject to such terms and conditions as the Committee shall from time to time determine; provided, however, that such election shall in no event be made later than fifteen (15) days prior to the commencement of the fiscal year for which such director fees are paid or payable. Any Deferred Stock Units granted hereunder shall be governed by a Deferred Stock Unit Agreement. Deferred Stock Units shall be credited to the director at the time and in the amount that shares of Stock would otherwise have been paid in the absence of an election to defer. Additional Units shall be credited at the time dividends are paid on the Stock, as if such dividends were directors fees subject to this Plan.

E. No obligation of the Company or any of its Subsidiaries as to the length of any Grantee's association with the Company or any of its Subsidiaries shall be implied by the terms of the Plan, any Grant of Stock or Deferred Stock Units, or any Deferred Stock Unit Agreement. The Company and its Subsidiaries reserve the same rights to terminate association of any Grantee as existed before the Effective Date.

F. Each Deferred Stock Unit granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution.

G. Notwithstanding any other provisions of the Plan, after a Change of Control, all shares of Stock and Deferred Stock Units for the fiscal year in which such Change of Control occurs which have not yet been awarded to a Grantee shall immediately be granted.

H. Each Deferred Stock Unit Agreement shall specify how the Deferred Stock Units shall be treated upon a Termination of Directorship.

                                  ARTICLE IX.

                                 MISCELLANEOUS

A. Substituted Options. If the Committee cancels any Option (granted under this Plan, or any Plan of any entity acquired by the Company or any of its Subsidiaries), and a new Option is substituted therefor, then the Committee may, in its discretion, determine the terms and conditions of such new Option and may, in its discretion, provide that the grant date of the cancelled Option shall be the date used to determine the earliest date or dates for exercising the new substituted Option under Section VII.A. hereof so that the Grantee may exercise the substituted Option at the same time as if the Grantee had held the substituted Option since the grant date of the cancelled Option; however, in the case of an incentive stock option, the Grant Date as of which the Option Price will be calculated shall be the date on which the new substituted Option is issued; provided that no Option shall be cancelled without the consent of the Grantee if the terms and conditions of the new Option to be substituted are not at least as favorable as the terms and conditions of the Option to be cancelled.

B.    Securities Law Matters.

1. If the Committee deems it necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

2. If based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Option, share of Stock, or Deferred Stock Unit would violate any applicable provision of (a) federal or state securities law or (b) the listing requirements of any securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date. The Committee's authority under this Section IX.B. shall expire on the date of any Change of Control.

C. Funding. Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for, benefits under the Plan.

D. No Employment Rights. Neither the establishment of the Plan nor the granting of any Option, share of Stock, or Deferred Stock Unit shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or remain a director of the Company or any of its Subsidiaries or give any Grantee any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

E. Rights as a Shareholder. A Grantee shall not, by reason of any Option or Deferred Stock Unit have any right as a shareholder of the Company with respect to the shares of Stock which may be deliverable upon exercise of such Option or until the lapse of the Deferral Period of such Deferred Stock Unit, until such shares have been delivered to him.

F. Nature of Payments. Any and all grants or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

G. Non-Uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among non-employee directors and employees who receive, or are eligible to receive, Options, shares of Stock, and Deferred Stock Units (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, with respect to employee participants, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Option Agreements and Deferred Stock Unit Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Options and Deferred Stock Units, and (c) the treatment, under Sections VII.E. and VII.F., of Termination of Employment or Termination of Directorship, as applicable. Notwithstanding the foregoing, the Committee's interpretation of Plan provisions shall be uniform to similarly situated Grantees.

H.    Adjustments.

1. The Committee or the Board, as the case may be, shall make equitable adjustment of:

a. the aggregate numbers of shares of Stock available under Article III and the maximum number of Options set forth in Section VI.A.4.;

b.    the number of shares of Stock covered by an Option;

c.    the Option Price of any Option; and

d.    the number of shares of Stock covered by the Deferred Stock Units;

to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, asset spin-off, reorganization, rights offering, liquidation, or similar event, of or by the Company (including any transaction in which shares of Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another Corporation).

2. If there is a change in the corporate structure or Stock of the Company, the Board may make any adjustments necessary to prevent accretion, or to protect against dilution, in the number and kind of shares of Stock authorized by the Plan, and with respect to outstanding Options and Deferred Stock Units, in the number and kind of shares of Stock covered thereby and in the applicable Option Price.

I. Amendment of the Plan. The Board may from time to time in its discretion amend or modify the Plan without the approval of the shareholders of the Company, except as such shareholder approval may be required under the listing requirements of any securities exchange on which are listed any of the Company's equity securities. No change will be permitted to an Option or Deferred Stock Unit previously granted which will impair the rights of a Grantee without the Grantee's consent. The Board cannot, without shareholder approval, change the aggregate number of shares of Stock which may be sold pursuant to Options or Deferred Stock Units granted or change the class of employees eligible to participate in the Plan or adopt any amendment affecting the Option Price at which Options may be granted under the Plan.

J. Termination of the Plan. The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Option or Option Agreement, any share of Stock, or any Deferred Stock Unit or Deferred Stock Agreement then outstanding under the Plan.

K. No Illegal Transaction. The Plan and all Options, shares of Stock, and Deferred Stock Units granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan, any Option or Deferred Stock Unit, Grantees shall not be entitled to exercise Options or receive shares of Stock or Deferred Stock Units or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

L. Severability. If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

M. Headings. The headings of Articles and Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

N. Number and Gender. When appropriate the singular as used in this Plan shall include the plural and vice versa, and the masculine shall include the feminine.

O. Controlling Law. The law of the State of Illinois, except its law with respect to choice of law, shall be controlling in all matters relating to the Plan.

                                     [LOGO]
                                SUCCESSORIES(R)

     YOU ARE URGED TO MARK, SIGN AND RETURN YOUR PROXY WITHOUT DELAY IN THE
      RETURN ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE
                        IF MAILED IN THE UNITED STATES.


                             DETACH PROXY CARD HERE
-------------------------------------------------------------------------------
THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND IN THE ABSENCE OF SUCH INSTRUCTIONS SHALL BE VOTED FOR ELECTION OF THE DIRECTOR NOMINEES DESCRIBED IN ITEM (1) AND FOR ITEMS (2) AND (3). IF OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES ON THOSE MATTERS.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
You are urged to mark, sign and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States.


Dated                           , 2001
     ---------------------------

--------------------------------------

--------------------------------------


When signing the proxy, please date it and take care to have the signature conform to the shareholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing.

------------------------------------------------------------------------------

                                     [LOGO]

                                SUCCESSORIES(R)

If you plan to personally attend the Annual Meeting of Shareholders on July 24, 2001, please check the box below and list name(s) of attendee(s) on reverse side.

Return this stub in the enclosed envelope with your completed proxy card.

I do plan to attend the meeting. [ ]

PROXY
                                      SUCCESSORIES, INC.
                    Annual Meeting of Shareholders to be held July 24, 2001

The undersigned shareholder of Successories, Inc. does hereby acknowledge receipt of Notice of said Annual Meeting and accompanying Proxy Statement and constitutes and appoints Jack Miller,
Gary J. Rovansek and Gregory J. Nowak, or any one of them, with full power of substitution, to      PLEASE MAIL IN ENCLOSED ENVELOPE
vote all shares of stock of Successories, Inc. which the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Shareholders of said Corporation to be held on Tuesday, July 24, 2001 at 10:00 A.M., Central Daylight
Savings Time, and at any adjournments thereof, at Stonebridge Country Club, 2705 Stonebridge            NAMES OF PERSONS ATTENDING
Boulevard, Aurora, Illinois 60504.

(1) The election of the following Class III Directors: Arnold M. Anderson, Jack
Miller and Gary J. Rovansek.

    [ ] FOR ALL NOMINEES

    [ ] FOR ALL NOMINEES EXCEPT NOMINEE(S) WRITTEN IN SPACE BELOW:
                                                                                                    --------------------------------
    -------------------------------------------------------------------------------------------

    [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
                                                                                                    --------------------------------
(2) Amendment of the Company's Stock Option Plan.

    [ ] FOR              [ ] AGAINST              [ ] ABSTAIN
                                                                                                    --------------------------------
(3) The proposal to ratify the appointment of Crowe, Chizek and Company LLP as independent accountants for the fiscal year ending February 2, 2002.

    [ ] FOR              [ ] AGAINST              [ ] ABSTAIN                                       --------------------------------

(4) As such proxies may in their discretion determine upon such other matters as may properly come before the meeting.
                                                                                                    --------------------------------
    [ ] FOR              [ ] AGAINST              [ ] ABSTAIN